SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

STATE STREET CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

STATE STREET CORPORATION ONE LINCOLN STREET BOSTON, MA 02111

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting direction and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 17, 2010. Have your Direction Form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting direction form.

VOTE BY PHONE -1-800-690-6903

Use any touch-tone telephone to transmit your voting direction up until 11:59 p.m. Eastern Time on May 17, 2010. Have your Direction Form in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your Direction Form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, direction forms, annual reports and related materials electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to direct your vote using the Internet and, when prompted, indicate that you agree to receive or access proxy and related materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M23055-51866	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STATE STREET CORPORATION

The Board of Directors recommends a vote in favor of
Items 1-3 and against Items 4-5.
Vote On Directors
Item 1-	To Elect 14 Directors
	Nominees for Director:	For	Against	Abstain			For	Against	Abstain
	1a. K. Burnes 1b. P. Coym 1c. P. de Saint-Aignan 1d. A. Fawcett 1e. D. Gruber 1f. L. Hill 1g. J. Hooley 1h. R. Kaplan 1i. C. LaMantia 1j. R. Logue	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐		1k. R. Serge 1l. R. Skates 1m. G. Summe 1n. R. Weissman	☐ ☐ ☐ ☐	☐ ☐ ☐ ☐	☐ ☐ ☐ ☐

					Vote on Proposals		For	Against	Abstain
					2.	To approve a non-binding advisory proposal on executive compensation;	☐	☐	☐
					3.	To ratify the selection of Ernst & Young LLP as State Street’s independent registered public accounting firm for the year ending December 31, 2010;	☐	☐	☐
					4.	To vote on a shareholder proposal relating to the separation of the roles of Chairman and CEO; and	☐	☐	☐
					5.	To vote on a shareholder proposal relating to a review of pay disparity.	☐	☐	☐

	Note: Participant – Please sign exactly as your name appears hereon				The Trustee is authorized to vote upon such other business as many properly come before the meeting and any adjournments thereof.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]		Date

Dear Salary Savings Program Participant:

The annual meeting of shareholders of State Street Corporation will be held on May 19, 2010. Included with this direction form are the 2009 annual report, notice of 2010 meeting of shareholders and the proxy statement containing information about the proposals to be voted on by shareholders at the meeting.

A participant in the State Street Salary Savings Program (“SSP”) with company stock in the SSP may direct the trustee how to vote the allocated share of State Street Corporation common stock held in the SSP. If the trustee does not timely receive direction from a participant as to how to vote the participant’s allocated share, as set forth on the reverse side of this form, the trustee will vote the participant’s allocated share on the same proportional basis as the shares that are directed by other participants. If a matter arises at the meeting, or such other time as affords no practical means for securing participant direction, the trustee will follow the direction of State Street, unless the trustee determines that doing so would result in a breach of the trustee’s fiduciary duty.

You must direct the trustee in advance of the meeting so that the trustee, the registered owner of all the shares held in the SSP, can vote in a timely way. Please provide your direction on the Internet, by telephone or by mail by following the instructions on the reverse side of this direction form. The trustee must receive your direction no later than 11:59 p.m. Eastern Time on May 17, 2010 for your direction to be counted. Your direction will be held in confidence by the trustee. You may not provide this direction at the annual meeting. You may change your direction to the trustee by submitting a new direction. The last direction the trustee receives by 11:59 p.m. Eastern Time on May 17, 2010, will be the only one counted. If your direction by mail is received on the same day as one received electronically, the electronic direction will be followed.

Because your voice is important, you are strongly encouraged to direct the trustee how to vote the allocated share. Your direction will contribute toward the future of State Street. If you have any questions, please call GHR Customer Service at +16179858040 or, internally at ext. 58040, or e-mail to “GHR-Customer-Service.”

Thank you for voting.

State Street Bank and Trust Company, Trustee

M23056-51866

STATE STREET CORPORATION

Annual Meeting of Shareholders - May 19, 2010

DIRECTION TO THE TRUSTEE

As a participant in the State Street Salary Savings Program, I hereby direct State Street Bank and Trust Company, as trustee, to vote at the annual meeting of shareholders to be held on May 19, 2010, or at any adjournments thereof, the allocated share of State Street Corporation common stock held in the Salary Savings Program, as indicated on the reverse side of this form.

Each of the matters to come before the meeting is described in the notice of, and proxy statement for, the meeting, receipt of which is hereby acknowledged. If a matter arises at the meeting, or such other time which affords no practical means for securing participant direction, the trustee will follow the recommendation of State Street’s Board of Directors, unless the trustee determines that doing so would result in a breach of the trustee’s fiduciary duty. The Board of Directors recommends a vote FOR the election of the fourteen director nominees, FOR Items 2 and 3 and AGAINST Items 4 and 5. The shares represented by this form will be voted in accordance with the specifications made in this direction. To direct the trustee in accordance with the Board of Directors’ recommendations, just sign and date on the reverse side of this form; no boxes need to be checked. If no direction is given to the trustee with respect to the shares represented by this direction (by this Direction Form, the Internet or Telephone), the trustee will vote the participant’s allocated share of State Street Corporation common stock held in the Salary Savings Program on the same proportional basis as the shares that are directed by other participants.

You do not have to use this form if you have used the Internet or telephone to direct the trustee, unless you want to change your direction. To use this form, please check the appropriate boxes (or, to follow the Board of Directors’ recommendations, you may leave the boxes unchecked), sign, date, and return this form promptly, using the enclosed postage-paid envelope.